EXHIBIT 99.1
NYSE: GMT GATX Corporation September 2006 | SINCE 1898 |

NYSE: GMT Forward-Looking Statements
Certain statements may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” or “project” and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to general economic conditions; lease rates, utilization levels and operating costs in GATX’s primary asset segments; conditions in the capital markets; changes in GATX’s or GATX Financial Corporation’s credit ratings; dynamics affecting companies within the markets served by GATX; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX’s primary markets including lease pricing and asset availability; changes in loss provision levels within GATX’s portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation and general market conditions in the rail, air, marine and other large-ticket industries. Other factors and unanticipated events could adversely affect our business operations and financial performance. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our Annual Report on Form 10-K. These risks, uncertainties and other factors should be carefully considered in evaluating the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.
SINCE 1898 page 2

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. GATX also : –Provides an attractive risk — adjusted return to shareholders –Is an excellent operator focused on providing quality services to customers –Provides clear direction and challenging opportunities to employees
SINCE 1898 page 3

GATX Corporate History •Founded in 1898 as a railcar lessor ·Listed on NYSE in 1916 ·Initiated quarterly dividends in 1919; paid without interruption since ·Added (and divested) diversified industrial, financial and leasing businesses through the years ·Railcar leasing remains the most valuable franchise business
SINCE 1898 page 4

GATX Strengths
Keys to Success •Foundation of GATX is the leasing of long-lived, widely-used assets
–Railcars – Marine Vessels
–Locomotives – Industrial Equipment
–Aircraft •Assets in which GATX possesses a unique understanding of what drives value
·Assets where GATX provides valuable services
SINCE 1898 page 5

Profile $7.2 billion NBV (on and off balance sheet)as of 6/30/06
SINCE 1898 page 6

GATX Rail •One of the largest railcar and locomotive lessors in North America –A leading North American tank car lessor •Own, manage or have interest in 159,000 railcars worldwide –Expanding international presence with over 40,000 cars •Leading service provider to shippers in chemical, petroleum, and food industries ·Service-intensive business –Repair, maintenance, training, engineering support
SINCE 1898 page 7

GATX Rail Fleet GATX Rail Fleet North American Tank Car Lease Market
Boxcars & Gondolas 6% Other 8% Tank Cars 63% Approximately 60 different types of tank cars
Covered Hoppers 23% GATX Rail Worldwide Owned Fleet 128,000 railcarsas of 12/31/05 GATX 31% Other 11% GE Railcar 16% Trinity 7% Union Tank Car 35% Umler Estimate as of 12/31/05
SINCE 1898 page 8

North American Rail Market
Source: Association of American Railroads (AAR) — combined US and Canada originated carloads, excluding intermodal and Railway Supply Institute (RSI)
SINCE 1898 page 9

GATX Rail
Key Initiatives
Maximize value of our existing fleet, our infrastructure, our long-term customer relationships and our market position •Grow core railcar and locomotive fleets –Optimize car acquisition costs •Continue to improve operational efficiency ·Enhance European financial performance ·Effectively manage through industry cycles
SINCE 1898 page 10

GATX Air •Lease to commercial airlines worldwide ·Owned portfolio focused on narrowbody aircraft with weighted average age of 6 years ·100% utilization ·Geographically diverse customer base ·Extensive aircraft management expertise and experience
SINCE 1898 page 11

GATX Owned Aircraft Aircraft Investment Aircraft by Region by Aircraft Type B757 7% A320 Family 59% A320 Family 59% NBV of Owned Aircraft as of 6/30/06 Africa 2% Middle East 14% Asia 15% North America 7% South America 12% Europe 50% NBV of Aircraft on Lease
SINCE 1898 page 12

GATX Air
Key Initiatives Increase the number of aircraft we manage for others while optimizing our existing fleet to take advantage of the market recovery and improve returns
•Expand aircraft management platform –Capitalize on reputation, contacts and knowledge •Optimize owned fleet –Sell $450 million of older air assets •Improve returns & reduce volatility
SINCE 1898 page 13

GATX Specialty Owned Portfolio Managed Portfolio Major source of remarketing gains and secondary market activity Marine 40% Other 26% Production Equipment 11% NBV = $463 mm as of 6/30/06 Mining, Construction & Energy Equipment 12% Aircraft 5% Rail 6% Power 40% Aircraft 30% Rail 29% Other 1% NBV = $524 mm as of 6/30/06
SINCE 1898 page 14

GATX Specialty
Key Initiatives Disciplined investment to grow portfolio of shipping and select industrial equipment assets •Marine –Investments in new builds at attractive prices •Industrial Equipment Finance –Critical use industrial equipment –Leverage GATX knowledge and expertise
SINCE 1898 page 15

Financial Highlights Cash from Continuing Operations and Portfolio Proceeds
SINCE 1898 page 16

Investment Philosophy Maintaining Investment Discipline Portfolio Investments and Capital Expenditures
•A key success factor is purchasing the right asset at an advantaged, attractive price –Investing for the long run •30- to 50-year assets –Key to achieving attractive, risk-adjusted return •More important than any other variable •Rail’s committed purchase program exemplifies buying the right asset at the right price
SINCE 1898 page 17

Capitalizing on Strengths •Grow the Rail franchise –GATX’s most valuable franchise –Strong market identity –Excellent long-term customer relationships •Improve return in Air by managing aircraft ·Grow Specialty through disciplined investment in targeted assets ·Positioned for more stable growth
SINCE 1898 page 18